Exhibit 10.95
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
        TELOS DEBT/NOTE CONVERSION

          ........................................... ..........................
                                ISSUED TO

                                  SHARE AMOUNT

                ........................................... ........................................
                ........................................... ........................................
                                 Drayton                                    183,332
                ........................................... ........................................
                ........................................... ........................................
                                 Drayton                                    151,080
                ........................................... ........................................
                ........................................... ........................................
                        Second Consolidated Trust                           557,842
                ........................................... ........................................
                ........................................... ........................................
                        Second Consolidated Trust                           676,930
                ........................................... ........................................
                ........................................... ........................................
                               J. O. Hambro                                 17,725
                ........................................... ........................................
                ........................................... ........................................
                               J. O. Hambro                                 21,509
                ........................................... ........................................
                ........................................... ........................................
                    Foreign & Colonial Enterprise TLP                       360,000
                ........................................... ........................................
                ........................................... ........................................
                       Foreign & Colonial Trust PLC                        1,440,000
                ........................................... ........................................
                ........................................... ........................................
                     North Atlantic Smaller Companies                       229,065
                ........................................... ........................................
                ........................................... ........................................
                     North Atlantic Smaller Companies                       277,966
                ........................................... ........................................
                ........................................... ........................................
                            John R. C. Porter                              3,720,580
                ........................................... ........................................

        ENTERWORKS DEBT/NOTE CONVERSION

                ........................................... ........................................
                                ISSUED TO                                SHARE AMOUNT
                ........................................... ........................................
                ........................................... ........................................
                    MLPF&S Cust FBO David Aldrich IRA                       100,000
                ........................................... ........................................
                ........................................... ........................................
                               John B. Wood                                 50,000
                ........................................... ........................................
                ........................................... ........................................
                              Robert Marino                                 75,000
                ........................................... ........................................
                ........................................... ........................................
                             Gregory Barnhill                               75,000
                ........................................... ........................................
                ........................................... ........................................
                              Dr. Fred Ikle                                 50,000
                ........................................... ........................................
                ........................................... ........................................
                               H. H. Haight                                 100,000
                ........................................... ........................................
                ........................................... ........................................
                             Norman P. Byers                                 5,000
                ........................................... ........................................
                ........................................... ........................................
                              William Melton                                500,000
                ........................................... ........................................
                ........................................... ........................................
                            John R. C. Porter                              1,200,000
                ........................................... ........................................
                ........................................... ........................................
                          William L. P. Brownley                             5,000
                ........................................... ........................................
                ........................................... ........................................
                              Lorenzo Tellez                                25,000
                ........................................... ........................................
                ........................................... ........................................
                               J. O. Hambro                                 129,114
                ........................................... ........................................
                ........................................... ........................................
                      Second Consolidated Trust PLC                         291,846
                ........................................... ........................................
                ........................................... ........................................
                             Little Rock Ltd.                               100,000
                ........................................... ........................................


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